Exhibit 20

          American National Insurance Company
          Galveston, Texas
--------------------------------------------------------------------



Please note that the purpose of this illustration is to show how the performance of the underlying accounts could affect the cash value and death benefit using assumed rates of return. This illustration is hypothetical and may not be used to project or predict investment results.



      A Variable Life Insurance     Illustration
--------------------------------------------------------------------
      WealthQuest III Variable Universal Life
      Variable Universal Life
           WQVUL




          Designed for
          John Doe




          Presented by
          Joe Test
          Registered Representative
          999-9999
          Insurance License # 1010101010






     Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., a broker-dealer subsidiary of American National Insurance Company, 2450 South Shore Boulevard,
      Suite 400, League City, Texas 77573, Member NASD, SIPC.


          July 9, 2001


Form O-98           This illustration is not a contract.
--------------------------------------------------------------------
               This is page 1 of 12 pages
          and is not valid unless all pages are included.

AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
WealthQuest III Variable Universal Life Insurance - The WealthQuest III contract allows flexible premium payments, subject to the company's minimum
premium requirements and the   maximum premium payments allowed by law.
Likewise, the death     benefit is adjustable, although certain restrictions
will apply to your ability to change the death benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the separate account, the accumulation values, surrender values and death benefits may increase or decrease.

This is an illustration, not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any investment option you may select for more information before making any purchases.

American National Variable Life Separate Account - The variable benefits under this contract are provided through investments in the American National Variable Life Separate Account. We established the American National Variable
Life Separate Account as a separate investment account to support variable universal life insurance contracts.

We own the assets of the American National Variable Life Separate Account. Assets equal to the reserves and other liabilities of the American National Variable Life Separate Account will not be charged with liabilities that arise from any other business we  conduct. We may transfer to our general account any
assets that  exceed the reserves and other liabilities of the American
National
Variable Life Separate Account. American National Variable Life  Separate
Account is registered with     the Securities and Exchange  Commission as a
unit
investment trust under the Investment Company Act of 1940. It is also subject to the laws of the state of Texas.

Underwriting Class Nicotine Non-User - The premium options and charges calculated for this Male Standard illustration assume a contract is issued based on the underwriting class indicated at the left. Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown on this illustration.

Current Charges - The current charges include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the accumulation values, surrender values and death benefits illustrated under this heading. Current charges can change but will never exceed the guaranteed charges.

Guaranteed Charges - The guaranteed charges include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the accumulation values, surrender values and death benefits illustrated under this heading.

Initial Specified Amount $100,000 - The base death benefit assumed at issue is shown on the left. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.



Form O-98
VER : 1.19.0029               This illustration is not a contract.
--------------------------------------------------------------------
Presented by Joe Test                  This is page 2 of 12 pages
July 9, 2001       and is not valid unless all pages are included.

AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
Death Benefit Option Level   This illustration provides an option for a level
or increasing- death benefit. The level death benefit option will provide a death benefit which is equal to the initial specified amount. The increasing death benefit option will provide a death benefit which is the sum of the initial specified amount and the accumulation value. The increasing death benefit option cost of insurance charges are greater than the level death benefit option charges.

Changes in Coverage - Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

Planned Annual Premium Outlay $540.00 -   The planned premiums are shown in
the
yearly detail of this illustration. Be sure to note when coverage would stop based on guaranteed and current charges. Premium payments that would cause the insurance coverage to increase by at least $10,000 are subject to prior approval by the company, and may require evidence of insurability.

Guaranteed Annual Premium $540.00 Coverage Period 25 Years -   The Guaranteed
Annual Premium of $540.00 paid guarantees the death   benefit coverage to the
anniversary following the insured's 60th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Loans - "Preferred" Loans are available on the surrender value over debt and premiums paid. "Preferred" loan interest rate is 3.00% in arrears. The loan interest rate for other loans is 4.00% in arrears. The value will be credited 3.00% on any outstanding loan balance. Maximum loan amounts are limited to 75%
of the surrender value in the first 3 contract years and90% thereafter.

Surrender Value - The amount available to the owner upon full surrender of the contract.

Non-Guaranteed Elements - The hypothetical investment rates of return shown elsewhere in this illustration are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing interest rates and rates of inflation. Daily charges by American National for mortality and expense risks and fund managers are deducted from the value of the net assets of the subaccounts. CURRENT M&E CHARGES IS 0.70% for YEARS 1 - 15
AND 0.35% THEREAFTER OF THE AVERAGE DAILY NET ASSETS; MAXIMUM = 0.70%. The current average fund management fees and expenses are assumed to be 0.98%.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6%, or 12% over a period of years, if they have fluctuated above or below those averages for individual contract years the death benefit and surrender value would be different from those shown above.

 This illustration has to be accompanied by or preceded by a prospectus.

Form O-98
VER : 1.19.0029               This illustration is not a contract.
--------------------------------------------------------------------
Presented by Joe Test                  This is page 3 of 12 pages
July 9, 2001       and is not valid unless all pages are included.


AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
           Modes:
     A = Annual        M = Monthly     L = Loan
     S = Semi-annual   P = P.A.C.      R = Loan Repayment
     Q = Quarterly     F = Forceout    W = Withdrawal
          Current Charges
+-----------------+-----+----------------------------+--------------
                                       0% Gross (-1.67% Net)
                                    Hypothetical Rate of return
     End                   Loans
      of    Premium          &      Accumulation     Surrender   Death
Age  Yr   Outlay     Mode  Withdr    Value           Value       Benefit
36    1      540      A      0        246              0         100,000
37    2      540      A      0        484              0         100,000
38    3      540      A      0        710              0         100,000
39    4      540      A      0        926              0         100,000
40    5      540      A      0      1,130              0         100,000
41    6      540      A      0      1,325              0         100,000
42    7      540      A      0      1,509              0         100,000
43    8      540      A      0      1,683              0         100,000
44    9      540      A      0      1,847              0         100,000
45   10      540      A      0      1,999              0         100,000
           -------
             5,400
46   11      540      A      0      2,151         466            100,000
47   12      540      A      0      2,290         962            100,000
48   13      540      A      0      2,418       1,438            100,000
49   14      540      A      0      2,532       1,889            100,000
50   15      540      A      0      2,634       2,318            100,000
51   16      540      A      0      2,731       2,731            100,000
52   17      540      A      0      2,812       2,812            100,000
53   18      540      A      0      2,876       2,876            100,000
54   19      540      A      0      2,914       2,914            100,000
55   20      540      A      0      2,923       2,923            100,000
           -------
            10,800
56   21      540      A      0      2,902       2,902            100,000
57   22      540      A      0      2,847       2,847            100,000
58   23      540      A      0      2,756       2,756            100,000
59   24      540      A      0      2,627       2,627            100,000
60   25      540      A      0      2,453       2,453            100,000
61   26      540      A      0      2,231       2,231            100,000
62   27      540      A      0      1,954       1,954            100,000
63   28      540      A      0      1,615       1,615            100,000
64   29      540      A      0      1,204       1,204            100,000
65   30      540      A      0        714         714            100,000
           -------
          16,200
66   31      540      A      0         135         135           100,000
67   32      540      A      0           0           0                 0
68   33      540      A      0           0           0                 0
69   34      540      A      0           0           0                 0
70   35      540      A      0           0           0                 0
=============================================================================
==
                                     12% Gross (10.25% Net)
                                    Hypothetical Rate of return
     End                    Loans
     of   Premium           &       Accumulation     Surrender   Death
Age  Yr   Outlay     Mode   Withdr    Value          Value       Benefit
36    1      540      A      0       291               0         100,000
37    2      540      A      0       606               0         100,000
38    3      540      A      0       946               0         100,000
39    4      540      A      0     1,314               0         100,000
40    5      540      A      0     1,711               0         100,000
41    6      540      A      0     2,142               0         100,000
42    7      540      A      0     2,610             472         100,000
43    8      540      A      0     3,119           1,008         100,000
44    9      540      A      0     3,672           1,590         100,000
45   10      540      A      0     4,273           2,220         100,000
           -------
           5,400
46   11      540      A      0         4,939       3,254         100,000
47   12      540      A      0         5,664       4,336         100,000
48   13      540      A      0         6,454       5,474         100,000
49   14      540      A      0         7,313       6,670         100,000
50   15      540      A      0         8,251       7,935         100,000
51   16      540      A      0         9,307       9,307         100,000
52   17      540      A      0        10,461      10,461         100,000
53   18      540      A      0        11,724      11,724         100,000
54   19      540      A      0        13,100      13,100         100,000
55   20      540      A      0        14,598      14,598         100,000
          -------
          10,800
56   21      540      A      0         16,230     16,230         100,000
57   22      540      A      0         18,010     18,010         100,000
58   23      540      A      0         19,952     19,952         100,000
59   24      540      A      0         22,073     22,073         100,000
60   25      540      A      0         24,390     24,390         100,000
61   26      540      A      0         26,923     26,923         100,000
62   27      540      A      0         29,694     29,694         100,000
63   28      540      A      0         32,728     32,728         100,000
64   29      540      A      0         36,051     36,051         100,000
65   30      540      A      0         39,696     39,696         100,000
           -------
          16,200
66   31      540      A      0           100,000
67   32      540      A      0           100,000
68   33      540      A      0           100,000
69   34      540      A      0           100,000
70   35      540      A      0           100,000

Form O-98
VER : 1.19.0029               This illustration is not a contract.
--------------------------------------------------------------------
Presented by Joe Test                  This is page 4 of 12 pages
July 9, 2001       and is not valid unless all pages are included.


                       AMERICAN NATIONAL INSURANCE COMPANY
                               Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
           Modes:
     A = Annual        M = Monthly     L = Loan
     S = Semi-annual   P = P.A.C.      R = Loan Repayment
     Q = Quarterly     F = Forceout    W = Withdrawal
          Current Charges
+-----------------+-----+----------------------------+--------------
                                       0% Gross (-1.67% Net)
                                    Hypothetical Rate of return
     End                   Loans
      of  Premium          &        Accumulation    Surrender    Death
Age  Yr   Outlay     Mode  Withdr    Value          Value        Benefit
71   36       540      A      0                0            0          0
72   37       540      A      0                0            0          0
73   38       540      A      0                0            0          0
74   39       540      A      0                0            0          0
75   40       540      A      0                0            0          0
            -------
            21,600
76   41       540      A      0                0            0          0
77   42       540      A      0                0            0          0
78   43       540      A      0                0            0          0
79   44       540      A      0                0            0          0
80   45       540      A      0                0            0          0
81   46       540      A      0                0            0          0
82   47       540      A      0                0            0          0
83   48       540      A      0                0            0          0
84   49       540      A      0                0            0          0
85   50       540      A      0                0            0          0
            -------
            27,000
86   51       540      A      0                0            0          0
87   52       540      A      0                0            0          0
88   53       540      A      0                0            0          0
89   54       540      A      0                0            0          0
90   55       540      A      0                0            0          0
91   56       540      A      0                0            0          0
92   57       540      A      0                0            0          0
93   58       540      A      0                0            0          0
94   59       540      A      0                0            0          0
95   60       540      A      0                0            0          0
            -------
            32,400
96    61       540      A      0               0            0          0
97    62       540      A      0               0            0          0
98    63       540      A      0               0            0          0
99    64       540      A      0               0            0          0
100   65       540      A      0               0            0          0
101   66       540      A      0               0            0          0
102   67       540      A      0               0            0          0
103   68       540      A      0               0            0          0
104   69       540      A      0               0            0          0
105   70       540      A      0               0            0          0
            -------
            35,100
*****************************************************************************
                                     12% Gross (10.25% Net)
                                    Hypothetical Rate of return
     End                    Loans
     of   Premium           &       Accumulation    Surrender   Death
Age  Yr   Outlay     Mode   Withdr    Value          Value       Benefit
71   36      540      A         0         71,009       71,009    100,000
72   37      540      A         0         78,429       78,429    100,000
73   38      540      A         0         86,734       86,734    100,000
74   39      540      A         0         96,048       96,048    102,771
75   40      540      A         0        106,384      106,384    111,703

           -------
            21,600
76   41      540      A         0        117,829      117,829    123,721
77   42      540      A         0        130,445      130,445    136,967
78   43      540      A         0        144,347      144,347    151,565
79   44      540      A         0        159,665      159,665    167,648
80   45      540      A         0        176,538      176,538    185,364
81   46      540      A         0        195,116      195,116    204,872
82   47      540      A         0        215,565      215,565    226,343
83   48      540      A         0        238,062      238,062    249,965
84   49      540      A         0        262,800      262,800    275,940
85   50      540      A         0        289,990      289,990    304,490
           -------
           27,000
86   51      540      A         0        319,862      319,862    335,855
87   52      540      A         0        352,668      352,668    370,302
88   53      540      A         0        388,684      388,684    408,118
89   54      540      A         0        428,209      428,209    449,619
90   55      540      A         0        471,567      471,567    495,146
91   56      540      A         0        519,111      519,111    539,875
92   57      540      A         0        571,797      571,797    588,951
93   58      540      A         0        630,294      630,294    642,900
94   59      540      A         0        695,373      695,373    702,327
95   60      540      A         0        767,948      767,948    775,628
           -------
           32,400
96   61      540      A         0        847,906      847,906     56,385
97   62      540      A         0        935,875      935,875    945,234
98   63      540      A         0      1,032,409    1,032,409  1,042,733
99   64      540      A         0      1,137,881    1,137,881  1,149,260
100  65      540      A         0      1,252,746    1,252,746  1,265,274
          -------
           35,100


Form O-98
VER : 1.19.0029               This illustration is not a contract.
--------------------------------------------------------------------
Presented by Joe Test                  This is page 5 of 12 pages
July 9, 2001       and is not valid unless all pages are included.

Form O-98
VER : 1.19.0029               This illustration is not a contract.
--------------------------------------------------------------------
Presented by Joe Test                  This is page 5 of 12 pages
July 9, 2001       and is not valid unless all pages are included.
AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
           Modes:
     A = Annual        M = Monthly     L = Loan
     S = Semi-annual   P = P.A.C.      R = Loan Repayment
     Q = Quarterly     F = Forceout    W = Withdrawal
          Current Charges
+-----------------+-----+----------------------------+--------------
                                       0% Gross (-1.78% Net)
                                    Hypothetical Rate of return
     End                   Loans
      of  Premium          &        Accumulation    Surrender    Death
Age  Yr   Outlay     Mode  Withdr    Value          Value        Benefit
36   1      540        A      0         169           0         100,000
37   2      540        A      0         327           0         100,000
38   3      540        A      0         470           0         100,000
39   4      540        A      0         598           0         100,000
40   5      540        A      0         711           0         100,000
41   6      540        A      0         805           0         100,000
42   7      540        A      0         879           0         100,000
43   8      540        A      0         934           0         100,000
44   9      540        A      0         968           0         100,000
45   10     540        A      0         978           0         100,000
         -------
         5,400
46   11     540        A      0           0           0               0
47   12     540        A      0           0           0               0
48   13     540        A      0           0           0               0
49   14     540        A      0           0           0               0
50   15     540        A      0           0           0               0
51   16     540        A      0           0           0               0
52   17     540        A      0           0           0               0
53   18     540        A      0           0           0               0
54   19     540        A      0           0           0               0
55   20     540        A      0           0           0               0
         -------
         10,800
56   21     540        A      0                0            0          0
57   22     540        A      0                0            0          0
58   23     540        A      0                0            0          0
59   24     540        A      0                0            0          0
60   25     540        A      0                0            0          0
61   26     540        A      0                0            0         0
62   27     540        A      0                0            0         0
63   28     540        A      0                0            0         0
64   29     540        A      0                0            0         0
65   30     540        A      0                0            0         0
          ------
          16,200
66   31     540        A        0              0             0         0
67   32     540        A        0              0             0         0
68   33     540        A        0              0             0         0
69   34     540        A        0              0             0         0
70   35     540        A        0              0             0         0

**********************************************************************
                                    12% Gross (10.14% Net)
                                    Hypothetical Rate of return
     End                    Loans
     of   Premium           &       Accumulation     Surrender   Death
Age  Yr   Outlay     Mode   Withdr    Value          Value       Benefit
36   1      540        A        0      209              0        100,000
37   2      540        A        0      429              0        100,000
38   3      540        A        0      660              0        100,000
39   4      540        A        0      901              0        100,000
40   5      540        A        0    1,153              0        100,000
41   6      540        A        0    1,413              0        100,000
42   7      540        A        0    1,681              0        100,000
43   8      540        A        0    1,958              0        100,000
44   9      540        A        0    2,241            159        100,000
45   10     540        A        0    2,531            478        100,000
         -------
         5,400
46   11     540        A        0    2,824          1,139        100,000
47   12     540        A        0    3,120          1,792        100,000
48   13     540        A        0    3,416          2,436        100,000
49   14     540        A        0    3,709          3,066        100,000
50   15     540        A        0    3,997          3,681        100,000
51   16     540        A        0    4,275          4,275        100,000
52   17     540        A        0    4,534          4,534        100,000
53   18     540        A        0    4,766          4,766        100,000
54   19     540        A        0    4,962          4,962        100,000
55   20     540        A        0    5,108          5,108        100,000
         -------
         10,800
56   21     540        A        0    5,193          5,193        100,000
57   22     540        A        0    5,203          5,203        100,000
58   23     540        A        0    5,124          5,124        100,000
59   24     540        A        0    4,935          4,935        100,000
60   25     540        A        0    4,612          4,612        100,000
61   26     540        A        0    4,125          4,125        100,000
62   27     540        A        0    3,439          3,439        100,000
63   28     540        A        0    2,506          2,506        100,000
64   29     540        A        0    1,271          1,271        100,000
65   30     540        A        0        0              0              0
          ------
          16,200
66   31     540        A        0        0              0              0
67   32     540        A        0        0              0              0
68   33     540        A        0        0              0              0
69   34     540        A        0        0              0              0
70   35     540        A        0        0              0              0

Form O-98@VER : 1.19.0029          This illustration is not a contract.
--------------------------------------------------------------------------
Presented by Joe Test          This is page 7 of 12 pages
July 9, 2001     and is not valid unless all pages are included.


AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
           Modes:
     A = Annual        M = Monthly     L = Loan
     S = Semi-annual   P = P.A.C.      R = Loan Repayment
     Q = Quarterly     F = Forceout    W = Withdrawal
          Current Charges
+-----------------+-----+----------------------------+--------------
                                       0% Gross (-1.67% Net)
                                    Hypothetical Rate of return
     End                   Loans
      of  Premium          &        Accumulation    Surrender    Death
Age  Yr   Outlay     Mode  Withdr    Value          Value        Benefit
71   36     540        A        0              0             0         0
72   37     540        A        0              0             0         0
73   38     540        A        0              0             0         0
74   39     540        A        0              0             0         0
75   40     540        A        0              0             0         0
         -------
         21,600
76   41     540        A        0              0             0         0
77   42     540        A        0              0             0         0
78   43     540        A        0              0             0         0
79   44     540        A        0              0             0         0
80   45     540        A        0              0             0         0
81   46     540        A        0              0             0         0
82   47     540        A        0              0             0         0
83   48     540        A        0              0             0         0
84   49     540        A        0              0             0         0
85   50     540        A        0              0             0         0
         -------
         27,000
86   51     540        A        0              0             0         0
87   52     540        A        0              0             0         0
88   53     540        A        0              0             0         0
89   54     540        A        0              0             0         0
90   55     540        A        0              0             0         0
91   56     540        A        0              0             0         0
92   57     540        A        0              0             0         0
93   58     540        A        0              0             0         0
94   59     540        A        0              0             0         0
95   60     540        A        0              0             0         0
         -------
         32,400
96   51     540        A        0              0             0         0
97   52     540        A        0              0             0         0
98   53     540        A        0              0             0         0
99   54     540        A        0              0             0         0
100  55     540        A        0              0             0         0
101  56       0        A        0              0             0         0
102  57       0        A        0              0             0         0
103  58       0        A        0              0             0         0
104  59       0        A        0              0             0         0
105  60       0        A        0              0             0         0
         -------
         35,100
***********************************************************************
                                    12% Gross (10.25% Net)
                                    Hypothetical Rate of return
     End                    Loans
     of   Premium           &       Accumulation     Surrender   Death
Age  Yr   Outlay     Mode   Withdr    Value          Value       Benefit
71   36     540        A        0              0             0         0
72   37     540        A        0              0             0         0
73   38     540        A        0              0             0         0
74   39     540        A        0              0             0         0
75   40     540        A        0              0             0         0
         -------
         21,600
76   41     540        A        0              0             0         0
77   42     540        A        0              0             0         0
78   43     540        A        0              0             0         0
79   44     540        A        0              0             0         0
80   45     540        A        0              0             0         0
81   46     540        A        0              0             0         0
82   47     540        A        0              0             0         0
83   48     540        A        0              0             0         0
84   49     540        A        0              0             0         0
85   50     540        A        0              0             0         0
         -------
         27,000
86   51     540        A        0              0             0         0
87   52     540        A        0              0             0         0
88   53     540        A        0              0             0         0
89   54     540        A        0              0             0         0
90   55     540        A        0              0             0         0
91   56     540        A        0              0             0         0
92   57     540        A        0              0             0         0
93   58     540        A        0              0             0         0
94   59     540        A        0              0             0         0
95   60     540        A        0              0             0         0
         -------
         32,400
96   51     540        A        0              0             0         0
97   52     540        A        0              0             0         0
98   53     540        A        0              0             0         0
99   54     540        A        0              0             0         0
100  55     540        A        0              0             0         0
101  56       0        A        0              0             0         0
102  57       0        A        0              0             0         0
103  58       0        A        0              0             0         0
104  59       0        A        0              0             0         0
105  60       0        A        0              0             0         0
         -------
         35,100
Form O-98@VER : 1.19.0029          This illustration is not a contract.
-----------------------------------------------------------------------------
--
-
Presented by Joe Test          This is page 8 of 12 pages
July 9, 2001     and is not valid unless all pages are included.


AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
           Modes:
     A = Annual        M = Monthly     L = Loan
     S = Semi-annual   P = P.A.C.      R = Loan Repayment
     Q = Quarterly     F = Forceout    W = Withdrawal
          Current Charges
+-----------------+-----+----------------------------+--------------
                                       0% Gross (-1.67% Net)
                                    Hypothetical Rate of return
     End                   Loans
      of  Premium          &        Accumulation    Surrender    Death
Age  Yr   Outlay     Mode  Withdr    Value          Value        Benefit
106  71       0        A        0              0             0         0
107  72       0        A        0              0             0         0
108  73       0        A        0              0             0         0
109  74       0        A        0              0             0         0
110  75       0        A        0              0             0         0


***********************************************************************
                                    12% Gross (10.25% Net)
                                    Hypothetical Rate of return
     End                    Loans
     of   Premium           &       Accumulation     Surrender   Death
Age  Yr   Outlay     Mode   Withdr    Value          Value       Benefit
106  71       0        A        0              0             0         0
107  72       0        A        0              0             0         0
108  73       0        A        0              0             0         0
109  74       0        A        0              0             0         0
110  75       0        A        0              0             0         0













Form O-98@VER : 1.19.0029          This illustration is not a contract.
-----------------------------------------------------------------------------
--
Presented by Joe Test          This is page 9 of 12 pages
July 9, 2001     and is not valid unless all pages are included.



AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
Underwriting Class: Male, Standard TNU Premium payments can be increased up to
the maximum limits in order to extend & increase benefits & values.
                      Policy Outlay
End
of          Premium   With     Annual   Loan       Loan
Yr   Age    Outlay    drawal    Loan    Interest   Balance
1      36     540        0        0        0           0
2      37     540        0        0        0           0
3      38     540        0        0        0           0
4      39     540        0        0        0           0
5      40     540        0        0        0           0
6      41     540        0        0        0           0
7      42     540        0        0        0           0
8      43     540        0        0        0           0
9      44     540        0        0        0           0
10     45     540        0        0        0           0
             5400
11     46     540        0        0        0           0
12     47     540        0        0        0           0
13     48     540        0        0        0           0
14     49     540        0        0        0           0
15     50     540        0        0        0           0
16     51     540        0        0        0           0
17     52     540        0        0        0           0
18     53     540        0        0        0           0
19     54     540        0        0        0           0
20     55     540        0        0        0           0
            10,800
21     56     540        0        0        0           0
22     57     540        0        0        0           0
23     58     540        0        0        0           0
24     59     540        0        0        0           0
25     60     540        0        0        0           0
26     61     540        0        0        0           0
27     62     540        0        0        0           0
28     63     540        0        0        0           0
29     64     540        0        0        0           0
30     65     540        0        0        0           0
            16,200
31     66     540        0        0        0           0
32     67     540        0        0        0           0
33     68     540        0        0        0           0
34     69     540        0        0        0           0
35     70     540        0        0        0           0
36     71     540        0        0        0           0
37     72     540        0        0        0           0
38     73     540        0        0        0           0
39     74     540        0        0        0           0
40     75     540        0        0        0           0
            21,600

GUIDELINE PREMIUMS
End
of          Premium
Yr    Age    Outlay    Single   Annual     Total      7 Pay
1      36     540      16,119    1,383  16,119        3,741
2      37     540           0    1,383  16,119        3,741
3      38     540           0    1,383  16,119        3,741
4      39     540           0    1,383  16,119        3,741
5      40     540           0    1,383  16,119        3,741
6      41     540           0    1,383  16,119        3,741
7      42     540           0    1,383  16,119        3,741
8      43     540           0    1,383  16,119            0
9      44     540           0    1,383  16,119            0
10     45     540           0    1,383  16,119            0
            5400       ------  -------
                       16,119   13,835
11     46     540           0    1,383  16,119            0
12     47     540           0    1,383  16,602            0
13     48     540           0    1,383  17,985            0
14     49     540           0    1,383  19,368            0
15     50     540           0    1,383  20,752            0
16     51     540           0    1,383  22,135            0
17     52     540           0    1,383  23,519            0
18     53     540           0    1,383  24,902            0
19     54     540           0    1,383  26,286            0
20     55     540           0    1,383  27,669            0
           10,800      16,119    27,669

21     56     540           0    1,383  29,053            0
22     57     540           0    1,383  30,436            0
23     58     540           0    1,383  31,820            0
24     59     540           0    1,383  33,203            0
25     60     540           0    1,383  34,587            0
26     61     540           0    1,383  35,970            0
27     62     540           0    1,383  37,353            0
28     63     540           0    1,383  38,737            0
29     64     540           0    1,383  40,120            0
30     65     540           0    1,383  41,504            0
          16,200      16,119   41,504

31     66     540          0     1,383  42,887            0
32     67     540          0     1,383  44,271            0
33     68     540          0     1,383  45,654            0
34     69     540          0     1,383  47,038            0
35     70     540          0     1,383  48,421            0
36     71     540          0     1,383  49,805            0
37     72     540          0     1,383  51,188            0
38     73     540          0     1,383  52,571            0
39     74     540          0     1,383  53,955            0
40     75     540          0     1,383  55,338            0
          21,600      16,119    55,338


Form O-98@VER : 1.19.0029          This illustration is not a contract.
-----------------------------------------------------------------------------
--
Presented by Joe Test          This is page 10 of 12 pages
July 9, 2001     and is not valid unless all pages are included.



AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
Underwriting Class: Male, Standard TNU Premium payments can be increased up to
the maximum limits in order to extend & increase benefits & values.
                      POLICY OUTLAY
End
of            Premium   With     Annual   Loan       Loan
Yr     Age    Outlay    drawal    Loan    Interest   Balance

41     76     540         0         0         0         0
42     77     540         0         0         0         0
43     78     540         0         0         0         0
44     79     540         0         0         0         0
45     80     540         0         0         0         0
46     81     540         0         0         0         0
47     82     540         0         0         0         0
48     83     540         0         0         0         0
49     84     540         0         0         0         0
50     85     540         0         0         0         0
          27,000
51     86     540         0         0         0         0
52     87     540         0         0         0         0
53     88     540         0         0         0         0
54     89     540         0         0         0         0
55     90     540         0         0         0         0
56     91     540         0         0         0         0
57     92     540         0         0         0         0
58     93     540         0         0         0         0
59     94     540         0         0         0         0
60     95     540         0         0         0         0
            32,400
61     96     540         0         0         0         0
62     97     540         0         0         0         0
63     98     540         0         0         0         0
64     99     540         0         0         0         0
65    100     540         0         0         0         0
66    101       0         0         0         0         0
67    102       0         0         0         0         0
68    103       0         0         0         0         0
69    104       0         0         0         0         0
70    105       0         0         0         0         0
            35,100
71    106       0         0         0         0         0
72    107       0         0         0         0         0
73    108       0         0         0         0         0
74    109       0         0         0         0         0
75    110       0         0         0         0         0
           35,100         0         0         0         0
*************************************************************************


GUIDELINE PREMIUMS
End
of          Premium
Yr    Age    Outlay    Single   Annual     Total   7 Pay
41     76     540         0       1,383  56,722    0
42     77     540         0       1,383  58,105    0
43     78     540         0       1,383  59,489    0
44     79     540         0       1,383  60,872    0
45     80     540         0       1,383  62,256    0
46     81     540         0       1,383  63,639    0
47     82     540         0       1,383  65,023    0
48     83     540         0       1,383  66,406    0
49     84     540         0       1,383  67,790    0
50     85     540         0       1,383  69,173    0
          27,000     16,119      69,173
51     86     540         0       1,383  70,556    0
52     87     540         0       1,383  71,940    0
53     88     540         0       1,383  73,323    0
54     89     540         0       1,383  74,707    0
55     90     540         0       1,383  76,090    0
56     91     540         0       1,383  77,474    0
57     92     540         0       1,383  78,857    0
58     93     540         0       1,383  80,241    0
59     94     540         0       1,383  81,624    0
60     95     540         0       1,383  83,008    0
           32,400     16,119     83,008
61     96     540         0       1,383  84,391   0
62     97     540         0       1,383  85,775   0
63     98     540         0       1,383  87,158   0
64     99     540         0       1,383  88,541   0
65    100     540         0       1,383  89,925   0
66    101       0         0       1,383  91,308   0
70    105       0         0       1,383  96,842   0
75    110       0         0       1,383 103,760   0
           35,100     16,119   103,790







Form O-98
VER : 1.19.0029          This illustration is not a contract.
-----------------------------------------------------------------------------
--
Presented by Joe Test          This is page 11 of 12 pages
July 9, 2001     and is not valid unless all pages are included.

AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------

 Tax Guidelines | This illustration is intended to comply with the Internal Revenue
     | Code Section 7702(DEFRA) which limits the relationship of cash
     | values to death benefits to meet the tax definition of life
     | insurance.
     |
     | Guideline Single Premium:     $16,135.00
     | Guideline Level Annual Premium:     $1,384.50
     | TAMRA Initial 7 Pay Premium: $1,384.50
     |
     | Under IRC 7702, this contract will qualify as life insurance only
     | if the sum of the premiums paid less withdrawals does not exceed
     | the greater of the Guideline Single Premium or the sum of the
     | Guideline Level Annual Premiums.
     |
     | Premiums paid in excess of the TAMRA 7-Pay Premium will cause the
     | contract to become a Modified Endowment Contract and would result
     | in the loss of favorable tax treatment* on withdrawals and loans
     | from the contract.     Distributions received before age 59 1/2 would
     | incur a tax penalty.     American National will notify you if your
     | contract becomes a Modified Endowment Contract.
     |
     | These premium figures will be adjusted in the event you make
     | certain changes to your contract, such as an increase or decrease
     | in your specified amount.
     |
     |
     | *     Neither American National nor its representatives give legal,
     | tax or accounting advice.     If you need advice, please consult your
     | attorney or accountant regarding your specific situation.
     |
     |
     |
Acknowledgement
      | I acknowledge receipt of a copy of this illustration and current
     | applicable prospectuses.     I understand that this illustration is
     | provided solely to demonstrate how the Variable Universal Life
     | insurance contract operates and not to predict, project or imply
     | investment results.     I understand that this illustration is for a
     | life insurance contract and that there are costs associated with
     | the insurance coverage.     I understand that the current costs are
     | not guaranteed and could be higher or lower.     I further understand
     | that the illustrated rates of return are hypothetical only and
     | that actual rates of return will vary and could be higher or lower
     | than the percentages illustrated.
     |
     |
     |
     |      ______________________________ __________
     |      Owner/Applicant Signature(s)     Date
     |
     ||
     | I certify that I have provided a prospectus and presented this
     | illustration to the applicant.     I have explained that the current
     | costs and investment results are not guaranteed.     I have not made
     | any representations that are inconsistent with this illustration.
     |
            ______________________________ __________
     |      Representative Signature(s)     Date
     |







Form O-98
VER : 1.19.0029          This illustration is not a contract.
-----------------------------------------------------------------------------
--
-----
Presented by Joe Test          This is page 12 of 12 pages
July 9, 2001     and is not valid unless all pages are included.